                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K/A-2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 17, 2000


                                NTL INCORPORATED

               (Exact Name of Registrant as Specified in Charter)


Delaware                                              0-30673                                   13-4105887

(State or Other Jurisdiction                         (Commission                              (IRS Employer
 of Incorporation)                                   File Number)                           Identification No.)



     110 East 59th Street, New York, New York                          10022

     (Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including area code: (212) 906-8440




          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         The registrant hereby amends its Current Report on Form 8-K, dated May 30, 2000, as amended by Form 8-K/A, dated July 13, 2000, by filing certain pro forma financial information for the registrant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Pro Forma Financial Information

         NTL Incorporated and Subsidiaries: Unaudited Pro Forma Financial Data.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                NTL INCORPORATED
                                                (Registrant)



                                                By: /s/  Gregg N. Gorelick
                                                --------------------------
                                                Name:  Gregg N. Gorelick
                                                Title: Vice President-Controller


Dated:  August 25, 2000

                       UNAUDITED PRO FORMA FINANCIAL DATA


         The unaudited pro forma financial data presented gives effect to the completed acquisitions of Diamond Cable Communications in March 1999, Cablecom Group in March 2000 and CWC ConsumerCo in May 2000. The pro forma financial data is based on NTL's historical financial statements and the historical financial statements of Diamond, Cablecom and CWC ConsumerCo to the respective dates of acquisition. The historical financial statements of Diamond, Cablecom and CWC ConsumerCo are prepared in accordance with U.S. generally accepted accounting principles and have been translated into U.S. dollars. Certain amounts in these historical financial statements have been reclassified to conform to NTL's presentation. The pro forma financial data also gives effect to the issue of new NTL preferred stock in March 2000 to France Telecom and certain commercial banks for an aggregate subscription price of $1.85 billion used to fund, in part, NTL's acquisition of Cablecom, and to the issuance of common stock and preferred stock in May 2000 to France Telecom for an aggregate of pound sterling 2.8 billion used to fund, in part, NTL's acquisition of CWC ConsumerCo.

         The historical financial statements of Cablecom which are included in the pro forma condensed combined statements of operations have been adjusted to eliminate intercompany revenues and operating expenses that were not historically eliminated. The elimination of such intercompany revenues and operating expenses does not impact Cablecom's EBITDA (Earnings before interest, taxes, depreciation and amortization) as previously reported. Included in the three months ended March 31, 2000 and in the six months ended June 30, 2000 is a reduction of revenues and operating expenses for the period from January 1, 2000 to the date of acquisition of CHF 26.4 million ($15.9 million). The intercompany revenues and operating expenses were eliminated in the historical financial statements of NTL for the period from the date of acquisition to June 30, 2000.

         The historical results of CWC ConsumerCo for the year ended December 31, 1999 and for the three months ended March 31, 2000 reflect certain intercompany costs and expenses as they were prior to the separation of CWC ConsumerCo which was completed in the second quarter of 2000. These costs and expenses do not necessarily reflect the costs and expenses that would have been incurred if CWC DataCo and CWC ConsumerCo were separate entities for these periods. Therefore the historical financial statements of CWC ConsumerCo which are included in the pro forma condensed combined statements of operations are not reflective of quarterly or annual results on a going forward basis. NTL's immediate focus will be on the following priorities: reducing the fault rate, improving the installation experience, continuing with the digital rollout and improving the value proposition for the service bundle. These are all factors that will reduce churn and increase penetration. However, they will increase costs in the next twelve months and may impact revenue growth as well.

         The Diamond, Cablecom and CWC ConsumerCo acquisitions have been accounted for using the purchase method of accounting, in which the assets acquired and liabilities assumed have been recorded at their estimated fair values. NTL is unaware of events other than those disclosed in the unaudited pro forma notes that would require a material change to the preliminary purchase price allocation. However, a final determination of necessary purchase accounting adjustments for the Cablecom and CWC ConsumerCo acquisitions will be made upon the completion of studies to be undertaken to determine the fair value of certain assets and liabilities, including intangible assets. The actual financial position and results of operations will differ, perhaps significantly, from the unaudited pro forma amounts reflected because of a variety of factors, including access to additional information, changes in value not currently identified and changes in operating results between the dates of the unaudited pro forma financial data and the actual acquisitions dates.

         The pro forma financial data does not give effect to the elimination of transactions between NTL, Cablecom and CWC ConsumerCo, which are not material.

         The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2000, for the six months ended June 30, 2000 and for the year ended December 31, 1999 give effect to the acquisitions of Diamond, Cablecom and CWC ConsumerCo and issuance of common stock and preferred stock as if they had been consummated on January 1, 1999.

         The pro forma adjustments are based upon available information and assumptions that NTL believes were reasonable at the time made. The unaudited pro forma financial data does not purport to present NTL's results of operations had the acquisitions occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma condensed combined statements of operations do not reflect any adjustments for cost savings that NTL expects to realize. The pro forma adjustments reflecting the acquisitions are based upon the assumptions set forth in the notes to the pro forma financial data. No assurances can be made as to the amount of cost savings or revenue enhancements, if any, that may be realized.

                                NTL INCORPORATED
              Pro Forma Condensed Combined Statement of Operations
                                   (Unaudited)
                      For the Year Ended December 31, 1999
                      (In millions, except per share data)

                                                                                            CWC
                                                  NTL         DIAMOND       CABLECOM     CONSUMERCO                      PRO
                                              (HISTORICAL)  (HISTORICAL)  (HISTORICAL)  (HISTORICAL)  ADJUSTMENTS       FORMA
                                              ------------  ------------  ------------  ------------  -----------     ----------
REVENUES                                      $ 1,584.1      $  28.8      $  380.1       $ 1,122.5                      $3,115.5

COSTS AND EXPENSES
Operating expenses                                799.8         10.0         134.0           424.1                       1,367.9
Selling, general and administrative expenses      573.4         12.4         104.0           459.4                       1,149.2
Franchise fees                                     16.5          0.0           0.0             0.0                          16.5
Corporate expenses                                 29.4          0.0           0.0             0.0                          29.4
Non-recurring charges                              16.2         13.9           0.0             0.0    $      (13.9)         16.2
Depreciation and amortization                     791.3         15.0         102.9           389.5         1,156.8  D    2,455.5
                                              ---------      -------      --------       ---------    ------------     ---------
                                                2,226.6         51.3         340.9         1,273.0         1,142.9       5,034.7
                                              ---------      -------      --------       ---------    ------------     ---------

Operating loss                                   (642.5)       (22.5)         39.2          (150.5)       (1,142.9)     (1,919.2)

OTHER INCOME (EXPENSE)
Interest and other income, net                    555.2        (38.4)          2.7             9.7             5.5  F      534.7
Interest expense                                 (680.7)       (25.6)        (21.7)         (294.5)         (127.2) E   (1,149.7)
                                              ---------      -------      --------       ---------    ------------     ---------

Loss before income taxes and extraordinary
 item                                            (768.0)       (86.5)         20.2          (435.3)       (1,264.6)     (2,534.2)
Income tax benefit (provision)                     35.3          0.0         (11.7)            0.0             0.0          23.6
                                              ---------      -------      --------       ---------    ------------     ---------
Loss before extraordinary item                $  (732.7)     $ (86.5)     $    8.5       $  (435.3)   $   (1,264.6)    $(2,510.6)
                                              =========      =======      ========       =========    ============     =========

Preferred stock dividends                     $   (73.7)     $   0.0      $    0.0       $     0.0    $     (196.1) G  $  (269.8)
                                              =========      =======      ========       =========    ============     =========


Net loss per common share - basic and fully
 diluted                                      $   (6.78)                                                               $  (11.29)
                                              =========                                                                =========

Weighted average shares                           119.4                                                    127.1           246.5
                                              =========                                               ==========       =========


The net loss per common share is calculated after deducting the loss from early extinguishment of debt of $3.0.

                                NTL INCORPORATED
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                    FOR THE THREE MONTHS ENDED MARCH 31, 2000
                      (In millions, except per share data)

                                                                                 CWC
                                                     NTL         CABLECOM     CONSUMERCO                          PRO
                                                 (HISTORICAL)  (HISTORICAL)  (HISTORICAL)  ADJUSTMENTS           FORMA
                                                 ------------  ------------  ------------  -----------           -----
REVENUES                                          $  490.9      $   93.3      $  290.3                         $  874.5

COSTS AND EXPENSES
Operating expenses                                   240.9          36.1         113.6                            390.6
Selling, general and administrative expenses         181.3          24.2         112.2                            317.7
Corporate expenses                                    10.2           0.0           0.0                             10.2
Depreciation and amortization                        249.6          24.9         119.2     $  279.3   D           673.0
                                                  --------      --------      --------     --------            --------
                                                     682.0          85.2         345.0        279.3             1,391.5
                                                  --------      --------      --------     --------            --------

Operating loss                                      (191.1)          8.1         (54.7)      (279.3)             (517.0)

OTHER INCOME (EXPENSE)
Interest and other income, net                        (5.9)         (0.2)          1.3          1.4    F           (3.4)
Interest expense                                    (205.9)         (3.1)        (82.4)       (32.8)   E         (324.2)
                                                  --------      --------      --------     --------            --------

Loss before income taxes                            (402.9)          4.8        (135.8)      (310.7)             (844.6)
Income tax benefit (provision)                         5.2          (2.5)        (17.4)                           (14.7)
                                                  --------      --------      --------     --------            --------
Net (loss)                                        $ (397.7)     $    2.3      $ (153.2)    $ (310.7)           $ (859.3)
                                                  ========      ========      ========     ========            ========
Preferred stock dividends                         $  (18.9)     $    0.0      $    0.0     $  (48.9)   G       $  (67.8)
                                                  ========      ========      ========     ========            ========

Net loss per common share - basic and fully
  diluted                                         $  (3.02)                                                    $  (3.50)
                                                  ========                                                     ========

Weighted average shares                              137.9                                    127.1               265.0
                                                  ========                                 ========            ========


The Cablecom historical results of operations are for the period from January 1, 2000 to the date of acquisition.

                                NTL INCORPORATED
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                      (In millions, except per share data)

                                                                                   CWC
                                                 NTL             CABLECOM       CONSUMERCO                       PRO
                                             (HISTORICAL)      (HISTORICAL)    (HISTORICAL)    ADJUSTMENTS       FORMA
                                             ------------      ------------    ------------    -----------      ---------
REVENUES                                      $ 1,157.2         $    91.2        $   469.2                      $ 1,717.6

COSTS AND EXPENSES
Operating expenses                                573.7              35.2            195.1                          804.0
Selling, general and administrative expenses      424.6              23.8            199.2                          647.6
Other charges                                      13.7               0.0              0.0                           13.7
Corporate expenses                                 21.2               0.0              0.0                           21.2
Depreciation and amortization                     645.5              24.3            199.8      $   419.8  D      1,289.4
                                              ---------         ---------        ---------      ---------       ---------
                                                1,678.7              83.3            594.1          419.8         2,775.9
                                              ---------         ---------        ---------      ---------       ---------

Operating loss                                   (521.5)              7.9           (124.9)        (419.8)       (1,058.3)

OTHER INCOME (EXPENSE)
Interest and other income, net                    (63.1)             (0.2)             1.7            3.3  F        (58.3)
Interest expense                                 (448.2)             (3.0)          (132.3)         (44.7) E       (628.2)
                                              ---------         ---------        ---------      ---------       ---------

Loss before income taxes                       (1,032.8)              4.7           (255.5)        (461.2)       (1,744.8)
Income tax benefit (provision)                     18.6              (2.4)            36.7            0.0            52.9
                                              ---------         ---------        ---------      ---------       ---------
Net (loss)                                    $(1,014.2)        $     2.3        $  (218.8)     $  (461.2)      $(1,691.9)
                                              =========         =========        =========      =========       =========

Preferred stock dividends                     $   (66.2)        $     0.0        $     0.0      $   (66.5) G    $  (132.7)
                                              =========         =========        =========      =========       =========

Net loss per common share - basic and fully
  diluted                                     $   (6.67)                                                        $   (6.82)
                                              =========                                                         =========

Weighted average shares                           162.1                                             105.4           267.5
                                              =========                                         =========       =========


The Cablecom and CWC ConsumerCo historical results of operations are for the period from January 1, 2000 to the respective date of acquisition.

                                NTL INCORPORATED
                      NOTES TO THE PRO FORMA FINANCIAL DATA
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

A.  PURCHASE PRICE AND ALLOCATION OF PURCHASE PRICE:

CWC CONSUMERCO

Shares of NTL Common stock issued                                             84.9
NTL Common stock price                                                      $64.60
                                                                          --------
Subtotal                                                                   5,485.4
Cash consideration                                                         4,260.4
Costs incurred                                                                11.4
Debt repayment                                                             3,312.8
                                                                          --------
Purchase price                                                            13,070.0
Less: net tangible assets acquired                                         4,335.9
                                                                          --------
Excess of purchase price over net tangible assets acquired                $8,734.1
                                                                          ========


The net tangible assets acquired includes a purchase price adjustment for an unfavorable contractual liability and a contract termination liability of approximately $360 million.

CABLECOM

Proceeds from issuance of redeemable preferred stock                      $1,850.0
Bank financing (CHF2.7 billion)                                            1,630.5
Costs incurred                                                                17.9
Cash on hand                                                                  29.7
                                                                          --------
Purchase Price (CHF 5.8 billion)                                           3,528.1
Less: net tangible assets acquired                                           944.2
                                                                          --------
Excess of purchase price over net tangible assets acquired                $2,583.9
                                                                          ========


The excess purchase price has been allocated to goodwill. Changes to the allocation are expected as valuations or appraisals of assets and liabilities are completed.

B. SHARES OF COMMON STOCK ISSUED

Issued to CWC ConsumerCo shareholders                                         84.9
Issued to France Telecom                                                      42.2
                                                                          --------
                                                                             127.1
                                                                          =========

C. PROCEEDS FROM BANK LOAN FOR CWC CONSUMERCO ACQUISITION:

2,376,000,000 pound bank loan                                             $3,555.2
Less: repayment of CWC ConsumerCo debt                                    (3,312.8)
                                                                       ------------
Excess cash proceeds                                                        $242.4
                                                                       ============

                                NTL INCORPORATED
                      NOTES TO THE PRO FORMA FINANCIAL DATA
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                                                                                 CWC
D. DEPRECIATION AND AMORTIZATION:                                          DIAMOND         CABLECOM           CONSUMERCO

For the year ended December 31, 1999
   Fixed Assets (15 years)                                                   $1.0               $0.0                $0.0
   Intangibles (10 years)                                                    26.0              258.4               873.4
   Historical amortization                                                   (2.0)               0.0                 0.0
                                                                       ------------       -----------         ------------
                                                                            $25.0             $258.4              $873.4
                                                                       ============       ============        ============

For the six months ended June 30, 2000
   Fixed Assets (15 years)                                                                      $0.0                $0.0
   Intangibles (10 years)                                                                       60.9               358.9
   Historical amortization                                                                       0.0                 0.0
                                                                                          -----------         ------------
                                                                                               $60.9              $358.9
                                                                                          ============        ============

For the three months ended March 31, 2000
   Fixed Assets (15 years)                                                                      $0.0                $0.0
   Intangibles (10 years)                                                                       60.9               218.4
   Historical amortization                                                                       0.0                 0.0
                                                                                          -----------         ------------
                                                                                               $60.9              $218.4
                                                                                          ============        ============

E. INTEREST EXPENSE:

For the year ended December 31, 1999
   Reduction of interest expense for debt not assumed                                          $21.7              $228.6
   Interest on Bank Financing at 5.248%                                                        (85.6)                0.0
   Interest on Bank Financing at 8.21%                                                           0.0              (291.9)
                                                                                           -----------         ------------
                                                                                              ($63.9)             ($63.3)
                                                                                           ============        ============

For the six months ended June 30, 2000
   Reduction of interest expense for debt not assumed                                           $3.0               $93.9
   Interest on Bank Financing at 5.638%                                                        (21.7)                0.0
   Interest on Bank Financing at 8.21%                                                           0.0              (119.9)
                                                                                           -----------         ------------
                                                                                              ($18.7)             ($26.0)
                                                                                           ============        ============

For the three months ended March 31, 2000
   Reduction of interest expense for debt not assumed                                           $3.0               $58.9
   Interest on Bank Financing at 5.15%                                                         (21.7)                0.0
   Interest on Bank Financing at 8.21%                                                           0.0               (73.0)
                                                                                           -----------         ------------
                                                                                              ($18.7)             ($14.1)
                                                                                           ============        ============

                                NTL INCORPORATED
                      NOTES TO THE PRO FORMA FINANCIAL DATA
                      (IN MILLIONS, EXCEPT PER SHARE DATA)



                                                                                                                   CWC
F. INTEREST INCOME (USING 4.867%):                                                          CABLECOM            CONSUMERCO

For the year ended December 31, 1999
   Reduction of interest income on cash on hand used                                            ($2.3)              ($4.0)
   Interest income on excess cash from Bank financing                                             0.0                11.8
                                                                                          -----------         ------------
                                                                                                ($2.3)               $7.8
                                                                                          ============        ============


For the six months ended June 30, 2000
   Reduction of interest income on cash on hand used                                            ($0.6)              ($2.0)
   Interest income on excess cash from Bank financing                                             0.0                 5.9
                                                                                          -----------         ------------
                                                                                                ($0.6)               $3.9
                                                                                          ============        ============

For the three months ended March 31, 2000
   Reduction of interest income on cash on hand used                                            ($0.6)              ($0.9)
   Interest income on excess cash from Bank financing                                             0.0                 2.9
                                                                                          -----------         ------------
                                                                                                ($0.6)               $2.0
                                                                                          ============        ============

G. PREFERRED STOCK DIVIDENDS

For the year ended December 31, 1999
   5% issued to France Telecom                                                                   $0.0             ($101.9)
   5% redeemable preferred                                                                      (94.2)                0.0
                                                                                          -----------         ------------
                                                                                               ($94.2)            ($101.9)
                                                                                          ============        ============


For the six months ended June 30, 2000
   5% issued to France Telecom                                                                   $0.0              ($43.5)
   5% redeemable preferred                                                                      (23.0)                0.0
                                                                                          -----------         ------------
                                                                                               ($23.0)             ($43.5)
                                                                                          ============        ============

For the three months ended March 31, 2000
   5% issued to France Telecom                                                                   $0.0              ($25.9)
   5% redeemable preferred                                                                      (23.0)                0.0
                                                                                          -----------         ------------
                                                                                               ($23.0)             ($25.9)
                                                                                          ============        ============